EXHIBIT  32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Adelphia Recovery Trust (the “Trust”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, [Jeffrey A. Brodsky or Barry D. Shalov], a member of Quest Turnaround Advisors, LLC, Trust Administrator of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:  Quest Turnaround Advisors, LLC

as Trust Administrator of the Adelphia Recovery Trust

/s/Jeffrey A. Brodsky
Jeffrey A. Brodsky
Member

Date: March 9, 2012